ExchangeRight Income Fund d/b/a ExchangeRight Essential Income REIT October 2023

This presentation is not a solicitation to buy or sell securities. Such offers may be made only to qualified accredited investors via a confidential Private Placement Memorandum. Real estate investments are illiquid and highly speculative. Prospective investors must read and understand the risks outlined in the Private Placement Memorandum which include, but may not be limited to complete loss of principal, declining market values, reduction or disruption in income, tenant defaults, tenant vacancies, acts of God, etc. Investors must also understand that past performance does not guarantee future results and certain risks may be amplified when using leverage. Investors in ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT (the “Company” or “Essential Income REIT”), do not have day-to-day management responsibilities with respect to the Company’s business and operations and are subject to the usual risks associated with real estate transactions. Targeted cash flows, returns, and potential appreciation are not guaranteed and may be lower than anticipated. Investors should not invest in real estate or real-estate-related investments if they cannot afford a loss of income or the loss of some or all of the principal investment. The principals of ExchangeRight Real Estate, LLC, the sponsor of the Company, have conflicts of interest that could impact the management of certain investments based on the needs and investment opportunities of other companies. This may lead to a conflict of interest between their various roles, including conflicts with the investors regarding decisions related to the Essential Income REIT, and the acquisition and management of the investment. Past performance of ExchangeRight Real Estate, its other affiliated real estate sponsor company Telos Capital, and the companies’ principals is not indicative of future results. IMPORTANT DISCLOSURES

Certain statements contained in this presentation other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that the our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered. FORWARD LOOKING STATEMENTS

EXCHANGERIGHT AND TELOS CAPITAL AUM AS OF 10/31/23 Vertically Integrated Real Estate Investment Companies with experience across all asset classes Multiple Platforms (1031, Value-Add Funds, and the Essential Income REIT) $5.7+ Billion of assets under management Diversified across 1,200+ properties, 23+ Million sq. ft., and 47 states All ER offerings meeting or exceeding cash flow projections Past performance is no guarantee of future results

WARREN THOMAS, CPA Warren has over 40 years of experience as a CPA and has been an active commercial real estate investor for the past 30 years. Prior to focusing on the securitized 1031 exchange market in 2003, he developed an extensive tax practice including estate planning, financial planning, and real estate advisory services. He graduated in 1978 from Biola University with a B.S. in Business, specializing in Accounting. He also earned a master's degree in Taxation from Golden Gate University in 1993. He maintains Series 6, 7, 22, 24, 39, 63, 66, and 79 Securities Licenses. DAVID FISHER David began his career in the tax department of KPMG. He later joined Wells Fargo, where he focused on tax, treasury, and acquisitions for over nine years. He served as North American Head of Asset and Structured Finance for HSBC's Investment Banking division, where he and his banking teams executed international financings in excess of $8 billion. David graduated magna cum laude from the University of Northern Iowa in 1993 with a degree in Accounting, earning national honors with the Elijah Watt Sells Award on the May 1993 CPA exam. David is primarily responsible for the acquisition, asset management, and financing aspects of the businesses. JOSHUA UNGERECHT Joshua currently serves as Managing Partner of ExchangeRight and Telos Capital and continues to serve as CEO and Chief Investment Officer of a wealth management firm and Broker-Dealer specializing in securitized real estate investments. Together with Warren Thomas, Joshua has overseen and underwritten the acquisition of over $6 billion in real estate. Joshua graduated from The Master’s College, summa cum laude with a B.A. in Theology, Apologetics, and Missions and is currently on leave from Talbot Graduate School, where he was pursuing an M.A. in Philosophy of Religion and Ethics. He also maintains Series 7, 22, 24, 63, 66, and 79 securities licenses and an active California real estate broker license. MANAGING PARTNERS

Capital Preservation Stable Income Tax Deferral Aggregation Strategy SOLVING INVESTOR NEEDS Depreciation Deferral + Section 199A REIT Deduction Necessity-Based, Primarily Investment-Grade Tenants + Long-Term Net Leases Broad Diversification within Recession-Resilient Industries Targeting Enhanced Diversification within Three Years There is no guarantee that this offering will meet its investment objectives.

1Statistics representative of the Essential Income REIT. 2Statistics representative of the 352 properties owned by the Essential Income REIT as of September 30, 2023 and the additional 591 properties under an agreement for acquisition for a total of 943 properties. There is no guarantee that all of these properties will be acquired. Current annualized cash flow distribution is calculated by multiplying the current monthly investor distribution by 12, then dividing the result by the NAV per share. NAV per share and current distribution per share have been updated as of October 2023. All other statistics as of October 2023 unless noted otherwise. There is no guarantee that this offering will meet its investment objectives. Past performance does not guarantee future results. 7.8 Years WEIGHTED-AVERAGE LEASE TERM AS OF 9/30/23 943 IDENTIFIED PROPERTIES 627 MARKETS 94.16% ANNUALIZED BASE RENT FROM ESSENTIAL BUSINESSES 56 TENANTS 16 INDUSTRIES 43 STATES THE ESSENTIAL INCOME REIT & IDENTIFIED TRUST PROPERTIES2 THE ESSENTIAL INCOME REIT1 6.42% CURRENT ANNUALIZED CASH FLOW DISTRIBUTION 2.55x TTM CASH INTEREST COVERAGE RATIO THROUGH 9/30/23 6.46% TTM AFFO YIELD ON NAV PER SHARE AS OF 9/30/23 107.36% AFFO-TO-DISTRIBUTION COVERAGE SINCE INCEPTION THROUGH 9/30/23 352 ACQUIRED PROPERTIES AS OF 9/30/23

TOP 10 TENANT HIGHLIGHTS S&P Rated: Investment Grade BBB- (Long-Term) A-3 (Short-Term) 2022 Fiscal Year Revenue: $132.70 Billion 2022 Fiscal Year Gross Profit: $28.27 Billion 2022 Fiscal Year Net Income: $4.34 Billion 2022 Fiscal Year Revenue Growth: 0.15% S&P Rated: Investment Grade BBB (Long-Term) A-2 (Short-Term) 2023 Fiscal Year Revenue: $37.84 Billion 2023 Fiscal Year Gross Profit: $11.82 Billion 2023 Fiscal Year Net Income: $2.42 Billion 2023 Fiscal Year Revenue Growth: 10.59% S&P Rated: Investment Grade BBB (Long-Term) 2022 Annual Revenue: $14.20 Billion 2022 Annual Gross Profit: $4.97 Billion 2022 Annual Net Income: $1.09 Billion 2022 Annual Revenue Growth: 11.57% S&P Rated: Investment Grade BBB (Long-Term) A-2 (Short-Term) 2022 Annual Revenue: $322.47 Billion 2022 Annual Gross Profit: $54.29 Billion 2022 Annual Net Income: $4.15 Billion 2022 Annual Revenue Growth: 10.39% Leases are guaranteed by Kroger Co., which is S&P Rated: Investment Grade BBB (Long-Term) A-2 (Short-Term) 2023 Fiscal Year Revenue: $148.26 Billion 2023 Fiscal Year Gross Profit: $31.78 Billion 2023 Fiscal Year Net Income: $2.24 Billion 2023 Fiscal Year Revenue Growth: 7.52% Tenant financial data was primarily sourced from Form 10-Ks, as well as other sources including tenant websites, Forbes, and YCharts. Credit ratings were sourced directly from S&P as of October 31, 2023. The S&P Credit Rating Scale rates AAA to BBB- as investment-grade and BB+ to D as speculative grade. Credit rating of parent entity of a tenant, if applicable, is derived from S&P, unless otherwise noted. The tenant leases are backed by the parent entity where the investment-grade credit rating is presented. The financials presented are for the parent entity of the tenant.

TOP 10 TENANT HIGHLIGHTS

HOBBY LOBBY

No Publicly-Rated Debt
2022 Annual Revenue: $7.7 Billion
2022 Increase in Annual Revenue 20.3%
2022 Estimated Number of Employees: 43,000
2022 Forbes List of Largest Private Companies: 71st

FRESENIUS

Leases are guaranteed by Fresenius Medical Care Holdings, Inc. which is Moody's Rated: Investment Grade Baa3
2022 Annual Revenue: €19.40 Billion
2022 Annual Gross Profit: €5.31 Billion
2022 Annual Net Income: €895 million
2022 Annual Revenue Growth: 10.10%

BioLife PLASMA SERVICES

Leases are guaranteed by Baxalta, Inc. or Takeda Pharmaceuticals U.S.A., Inc, which are wholly-owned subsidiaries of Takeda Pharmaceutical Co. Ltd., which is S&P Rated: Investment Grade BBB+ (Long-Term) A-2 (Short-Term)
2023 Fiscal Year Revenue: $29.83 Billion
2023 Fiscal Year Gross Profit: $20.61 Billion
2023 Fiscal Year Net Income: $2.35 Billion
2023 Fiscal Year Net Income Growth: 14.59%

Walmart Neighborhood Market

S&P Rated: Investment Grade AA (Long-Term) A-1+ (Short-Term)
2023 Fiscal Year Revenue: $611.29 Billion
2023 Fiscal Year Gross Profit: $147.57 Billion
2023 Fiscal Year Net Income: $11.68 Billion
2023 Fiscal Year Revenue Growth: 6.73%

FAMILY DOLLAR — my family, my family dollar.

Family Dollar Stores, Inc. is a wholly owned subsidiary of Dollar Tree, Inc.
2023 Fiscal Year Revenue: $28.33 Billion
2023 Fiscal Year Gross Profit: $8.94 Billion
2023 Fiscal Year Net Income: $1.62 Billion
2023 Fiscal Year Revenue Growth: 7.64%

Tenant financial data was primarily sourced from Form 10-Ks, as well as other sources including tenant websites, Forbes, and YCharts. Credit ratings were sourced directly from S&P and Moody's as of October 31, 2023. The S&P Credit Rating Scale rates AAA to BBB- as investment-grade and BB+ to D as speculative grade. Moody's Credit Rating Scale rates Aaa to Baa3 as investment-grade and Ba1 to C as non-investment grade. Credit rating of parent entity of a tenant, if applicable, is derived from S&P, unless otherwise noted. The tenant leases are backed by the parent entity where the investment-grade credit rating is presented. The financials presented are for the parent entity of the tenant.

INDEPENDENT VALUATION $27.06 CURRENT NAV PER SHARE AS OF 9/30/23 ACCORDING TO THE INDEPENDENT VALUATION FIRM’S SEPTEMBER 30, 2023 REPORT: “We considered the unique economics of the Portfolio’s guaranteed lease structures, the nature of the tenants’ businesses, and the strength of each tenant’s financial position in the selection of appropriate market inputs. While we considered the macroeconomic impacts that were present throughout and following the COVID-19 pandemic, we note the tenants within the Portfolio represent essential retail and healthcare and are in a unique position to weather economic uncertainties and periods of economic downturn.”

ACCELERATED ACQUISITIONS, DIVIDEND INCREASES, & EXPANSION Past performance of the sponsor and its principals is no guarantee of future performance.

HISTORICAL DISTRIBUTIONS AND TAX-EQUIVALENT YIELD The current distribution to investors does not factor in the various tax benefits of ownership in the Essential Income REIT. In 2022, over 56% of distributions were reported as non-taxable return of capital and deductions totaled 65.58% including Section 199A deductions. Above is a hypothetical illustration of these historical benefits, based on the current NAV per share as of September 30, 2023 and a 37% federal income tax rate, an 8% state income tax rate, and a 3.8% Medicare surcharge tax. Exact tax-equivalent yield will vary by investor. Each investor should consult with their own tax advisor.

ACCELERATED ACQUISITIONS & DIVIDEND INCREASES DIVIDEND INCREASE 6.00% INITIAL CASH FLOW DISTRIBUTION 6.35% FEBRUARY 2020 CASH FLOW DISTRIBUTION 6.33% AUGUST 2019 CASH FLOW DISTRIBUTION 6.36% MAY 2020 CASH FLOW DISTRIBUTION 6.41% MARCH 2021 CASH FLOW DISTRIBUTION 6.42% APRIL 2022 CASH FLOW DISTRIBUTION DIVIDEND INCREASE DIVIDEND INCREASE DIVIDEND INCREASE DIVIDEND INCREASE Annualized returns are presented utilizing the current NAV per share as of September 30, 2023. Though current cash flows are based on contractual rent obligations of the tenants, there is no guarantee that this offering will meet any of its investment objectives. Past performance of the offering does not guarantee future results. Distribution payments are not guaranteed.

Past performance of the sponsor and its principals is no guarantee of future performance. The Essential Income REIT’s aggregation objectives, timing, and results are not guaranteed. AGGREGATION STRATEGY $5.7+ Billion $500+ Million/Year $7 – 10+ Billion INCREASED DIVERSIFICATION ENHANCED VALUE AND LIQUIDITY EXPANDED ACCESS TO CAPITAL OPTIMIZED ESTATE PLANNING

SUMMARY OF EXCHANGERIGHT’S AUM All statistics related to ExchangeRight's AUM are presented as of October 31, 2023. 8.3 Years WEIGHTED-AVERAGE LEASE TERM 94%+ NOI FROM ESSENTIAL BUSINESSES $5.7+ BILLION 99.84% LEASED NET-LEASED PROPERTIES 762 MARKETS 82 TENANTS 17 INDUSTRIES 47 STATES 2.62x AVERAGE DEBT SERVICE COVERAGE RATIO

PUBLICLY TRADED NET-LEASED REITS METRICS

FUND	TKR	MARKET CAP[1]	5-YR AVG HISTORICAL DIVIDEND YIELD[1]	Q2 2020 RENT COLLECTIONS[3]	Q3 2020 RENT COLLECTIONS[3]	Q4 2020 RENT COLLECTIONS[3]
Realty Income Corporation	O	$33.61 B	4.45%	88%	93%	94%
National Retail Properties, Inc.	NNN	$6.63 B	4.76%	69%	90%	96%
Agree Realty Corp.	ADC	$5.62 B	3.77%	95%	98%	99%
Acadia Realty Trust	AKR	$1.37 B	4.17%	73%	87%	91%
Netsreit Corp.	NTST	$0.98 B	4.76%	87%	98%	100%
Weighted average of public REIT metrics (based on Market Capitalization)			4.41%	86%	93%	95%
ExchangeRight's Net-Leased Portfolios as of 10/31/2023			**6.21%[2]**	**100%**	**100%**	**100%**
Difference between ExchangeRight's net-leased assets under management and public REIT AUM metrics			**40.69%**	**16.32%**	**7.25%**	**5.69%**

In addition to the metrics noted above, ExchangeRight's AUM has several attractive metrics, including:

- Almost exclusively essential businesses that remained open even in shelter-in-place cities and states as a result of COVID-19
- Corporate-backed leases with no franchises or "mom-and-pop" locations
- Primarily investment-grade credit, without significant exposure to tenants with junk-bond-rated-credit
- Focused on recession-resilient industries rather than more discretionary and economically sensitive businesses

SOURCE DISCLOSURES

1. As of 10/31/23. Source: YCharts, a financial data research platform. Unlike shares of publicly traded net-leased REITs, ExchangeRight's assets under management are illiquid and are not listed or traded on any stock exchange.
2. 5-Year Average Dividend Yield is the historical 5-year weighted average of net cash flow for ExchangeRight's net-leased AUM. Past performance may not be indicative of future performance.
3. Rent Collection metrics for public REITs are based on press releases, earnings calls, SEC filings, and other public investor presentations. All other public REITs as of 12/31/2020. Q3 figures represent a simple average of July, August, and September collections for O, ADC, and AKR.

EXCHANGERIGHT’S ESSENTIAL INCOME REIT Recession-Resilient Tenants, Fully Covered Distributions, and Tax Deferral Among the Highest FFO Yield, Dividend, and FFO Coverage in the Industry Targeting Long-Term Value for Shareholders Adding ExchangeRight’s Diversification and Scale to Execute an Aggregation Strategy An Investor-Centric Structure and Significant Alignment of Interest Past performance of the offering is no guarantee of future results. The Essential Income REIT's aggregation objectives, timing, and results are not guaranteed.

Supplemental Slides

NON-GAAP MEASURES The Company makes reference and includes various non-GAAP measures in evaluating its performance on an ongoing basis. These metrics include Annualized Base Rent (“ABR”), Funds From Operations (“FFO”), Adjusted FFO (“AFFO”), AFFO Yield per Share, AFFO Distribution Coverage Ratio, Leverage Ratio, EBITDAre and Adjusted EBITDAre, and Cash Interest Coverage Ratio. The Company believes these measures are useful to management, investors, and other interested parties in analyzing the Company. ABR is calculated as the aggregate, annualized contractual minimum rent for all occupied spaces. Tenant concessions and abatements are reflected in this measure. Furthermore, from time to time, a limited number of short-term (generally one to three months) free rent concessions may be provided to tenants prior to initial occupancy or upon a renewal extension. The Company believes ABR is useful to management, investors, and other interested parties in analyzing concentrations and leasing activity. FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT generally defines FFO as net income (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment write-downs on real estate properties directly attributable to decreases in the value of depreciable real estate, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers AFFO to be an additional meaningful financial measure of financial performance as it provides supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. The Company believes AFFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. FFO and AFFO should be reviewed with net income (loss) attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and AFFO do not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and AFFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs. The Company also considers the AFFO Yield that is generated per share as measured by its share price or NAV as a meaningful measure that demonstrates the historical operating performance of the Company’s most recent twelve-month period of operations on a per share basis. The Company believes this measure is helpful in assisting the Company evaluate how its performance compares to its current and historical distribution targets, among other factors.

NON-GAAP MEASURES (CONT.) The Company also considers its AFFO Distribution Coverage Ratio which is measured as the amount of AFFO over the actual distributions declared to be a meaningful measure in evaluating a Company’s operating performance in conjunction with the distributions it is declaring. AFFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) attributable to common shareholders or to cash flow from operating activities. The Company also considers its Cash Interest Coverage Ratio to be an additional meaningful financial measure as it provides supplemental information concerning our ability to meet financial obligations, namely our ability to meet current debt obligations from operations. A component of this calculation is EBITDAre which is defined by NAREIT to mean net income computed in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization, any gains (or losses) from sales of real estate assets and/or changes in control, any impairment charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company considers the non-GAAP measure of EBITDAre to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers EBITDAre a key supplemental measure of the Company's operating performance because it provides an additional supplemental measure of the Company's performance and operating cash flow that is widely recognized within the industry and by investors. The Company’s calculation of EBITDAre may not be comparable to EBITDAre reported by other REITs that interpret the NAREIT definition differently than the Company. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance as it provides supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items when compared to EBITDAre.

NON-GAAP MEASURES (CONT.) YEAR ENDED DEC 31, 2022 9 MONTHS ENDED SEP 30, 2023 9 MONTHS ENDED SEP 30, 2022 TRAILING 12 MONTHS ENDED SEP 30, 2023   (A) (B) (C) = (A) + (B) - (C) Net income (loss) attributable to common shareholders $ 3,561,000 $ (824,000) $ 4,206,000 $ (1,469,000) Depreciation and amortization 30,571,000 30,638,000 20,452,000 40,757,000 Net income (loss) attributable to noncontrolling interests 1,361,000 (413,000) 1,375,000 (427,000) FFO applicable to diluted common shares 35,493,000 29,401,000 26,033,000 38,861,000 Adjustments:         Straight-line rent adjustments (764,000) (711,000) (501,000) (974,000) Above/below market lease amortization, net (2,090,000) (1,782,000) (1,495,000) (2,377,000) Amortization of deferred financing costs 501,000 355,000 326,000 530,000 Above/below market debt amortization, net 1,030,000 2,253,000 333,000 2,950,000 Straight-line ground rent adjustments 163,000 121,000 123,000 161,000 Amortization of tax incentive financing arrangement 118,000 89,000 88,000 119,000 AFFO applicable to diluted common shares $ 34,451,000 $ 29,726,000 $ 24,907,000 $ 39,270,000           Weighted average number of diluted common shares:         Common shares       14,911,167 OP Units       7,554,243         22,465,410           FFO per diluted common shares       $ 1.73 AFFO per diluted common shares       $ 1.75           NAV per share at September 30, 2023       $ 27.06           AFFO Yield per NAV per share at September 30, 2023       6.46% Reconciliation of Net income (loss) to FFO and AFFO per diluted common share A reconciliation of net income (loss) attributable to common shareholders to FFO and AFFO for the twelve months ended September 30, 2023 is as follows:

NON-GAAP MEASURES (CONT.) 9 MONTHS ENDED SEP 30, 2023 YEAR ENDED DEC 31, 2022 YEAR ENDED DEC 31, 2021 YEAR ENDED DEC 31, 2020 YEAR ENDED DEC 31, 2019 TOTAL AFFO applicable to diluted common shares $ 29,726,000 $ 34,451,000 $ 19,897,000 $ 7,494,000 $ 1,686,000 $ 93,254,000 Distributions Common shares $ 19,753,000 $ 22,413,000 $ 13,280,000 $ 4,228,000 $ 703,000 $ 60,377,000 OP Units 9,881,000 8,548,000 4,190,000 3,202,000 667,000 26,488,000 Total distributions $ 29,634,000 $ 30,961,000 $ 17,470,000 $ 7,430,000 $ 1,370,000 $ 86,865,000 AFFO Distribution Coverage Ratio           107.36% Calculation of Inception-to-date AFFO Distribution Coverage Ratio through September 30, 2023

Calculation of Leverage Ratio as of September 30, 2023 The calculation of our leverage ratio as of September 30, 2023 is as follows: NON-GAAP MEASURES (CONT.) SEPTEMBER 30, 2023 Total Assets $ 1,179,999,000 Adjustments:   Intangible assets, net (72,114,000) Right-of-use asset (4,641,000) Receivables (2,076,000) Other assets (701,000) Fair value adjustment of real estate investments 145,483,000   $ 1,245,950,000     Total Debt $ 589,006,000     Leverage Ratio 47.27%

NON-GAAP MEASURES (CONT.) YEAR ENDED DEC 31, 2022 9 MONTHS ENDED SEP 30, 2023 9 MONTHS ENDED SEP 30, 2022 TRAILING 12 MONTHS ENDED SEP 30, 2023   (A) (B) (C) = (A) + (B) - (C) Net income (loss) attributable to common shareholders $ 3,561,000 $ (824,000) $ 4,206,000 $ (1,469,000) Net income (loss) attributable to noncontrolling interests 1,361,000 (413,000) 1,375,000 (427,000) Depreciation and amortization 30,571,000 30,638,000 20,452,000 40,757,000 Interest expense 20,614,000 21,481,000 13,219,000 28,876,000 EBITDAre 56,107,000 50,882,000 39,252,000 67,737,000 Adjustments:         Straight-line rent adjustments (764,000) (711,000) (501,000) (974,000) Above/below market lease amortization, net (2,090,000) (1,782,000) (1,495,000) (2,377,000) Straight-line ground rent adjustments 163,000 121,000 123,000 161,000 Amortization of tax incentive financing arrangement 118,000 89,000 88,000 119,000 Adjusted EBITDAre $ 53,534,000 $ 48,599,000 $ 37,467,000 $ 64,666,000           GAAP Interest Expense $ 20,614,000 $ 21,481,000 $ 13,219,000 $ 28,876,000 Above/below market debt amortization, net (1,030,000) (2,253,000) (333,000) (2,950,000) Amortization of deferred financing costs (501,000) (355,000) (326,000) (530,000) Contractual Interest Expense $ 19,083,000 $ 18,873,000 $ 12,560,000 $ 25,396,000           Cash Interest Coverage Ratio       2.55 Calculation of Cash Interest Coverage Ratio A reconciliation of net income (loss) attributable to common shareholders to Adjusted EBITDAre and the total cash interest expense incurred by the Company for the twelve months ended September 30, 2023 is as follows:

SUMMARY OF EXCHANGERIGHT’S AUM LESS THAN 3% LEASE AND DEBT MATURITY ROLLOVER THROUGH 2025 The Lease Rollover by Year is displayed as a percentage of ExchangeRight's Net Operating Income. The debt maturity schedule is displayed as a percentage of ExchangeRight's Assets Under Management. All statistics are presented as of October 31, 2023.

As of September 30, 2023. The debt maturity schedule is displayed as a percentage of Projected Trust Assets Under Management. SUMMARY OF THE ESSENTIAL INCOME REIT & IDENTIFIED TRUST PROPERTIES